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                                                                  EXHIBIT 10.3


                              GOODMARK FOODS, INC.
                      1985 NON-QUALIFIED STOCK OPTION PLAN
                     Amended and Restated December 18, 1996

         1. Purpose of Plan. The purpose of the GoodMark Foods, Inc. 1985 Non-Qualified Stock Option Plan (the "Plan") is to further the success of GoodMark Foods, Inc., a North Carolina corporation (the "Company"), by making shares of the Company's common stock available for purchase by the Company's eligible employees in order to provide an additional incentive to such employees to continue their employment with the Company and in order to give such employees a greater interest in the Company's success. The Company intends options granted under the Plan to be options which do not meet the statutory requirements of Section 422 of the Federal Internal Revenue Code of 1986, as amended.

         2. Stock Subject to Plan. Subject to the provisions of paragraph 12 of the Plan, the Company shall reserve for issuance or transfer upon the exercise of options to be granted under the Plan from time to time initially twenty-five thousand (25,000) shares of the Company's common stock, par value one cent ($0.01) per share ("Common Stock"), and subsequently such number of shares as the Company shall determine, which shares may be in whole or in part, as the Company's Board of Directors shall determine, authorized and unissued shares of Common Stock or issued shares of Common Stock which the Company shall have reacquired and shall hold as treasury stock. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of the Common Stock subject to the expired or terminated option shall again be available for the purposes of the Plan.

         Subject to the provisions of paragraph 12 of the Plan, shares of Common Stock subject to options granted pursuant to the Plan in any fiscal year, shall not exceed 300,000 shares.

         3. Administration. The Company's Board of Directors shall appoint a committee that is composed solely of two or more "Non-Employee Directors" as defined in Securities and

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Exchange Commission Rule 16b-3(b)(3) promulgated under the Securities Exchange
Act of 1934, as amended and as in effect from time to time (the "Committee"). The Committee shall report all of its actions to the Company's Board of Directors. The Company's Board of Directors may from time to time remove members from the Committee and appoint their successors. The Company's Board of Directors shall fill all vacancies on the Committee however caused.

         Except as otherwise expressly provided in the Plan, the Committee shall have absolute discretionary authority (a) to determine (i) the purchase price of the shares of Common Stock covered by each option, (ii) the employees to whom and the time or times at which options shall be granted and (iii) the number of shares of Common Stock to be subject to each option; (b) to determine when an option can be exercised and whether in whole or in installments; (c) to interpret the Plan; (d) to prescribe, amend and rescind rules and regulations relating to the Plan; (e) to determine the terms and provisions (and amendments of the terms and provisions) of the option agreements (which need not be identical), including such terms and provisions (and amendments of terms and provisions) as shall be required in the Committee's Judgment to conform to any change in any applicable law or regulation; and (f) to make all other determinations the Committee shall deem necessary or advisable for the Plan's administration.

         The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall make all decisions and determinations by not less than a majority vote of its members. Any decision or determination which the Committee reduces to a writing signed by all its members shall be fully as effective as if such decision or determination had been made by a majority vote of the Committee at a meeting which shall have been duly called and held. The Committee shall appoint a secretary who shall keep minutes of its meetings. The Committee shall make such

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rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable to any person for any action or determination he shall make in good faith.

         4. Eligibility. The persons who shall be eligible to receive options shall be employees of the Company whom the Committee may select from time to time. In determining the employees to whom options shall be granted and the number of shares of Common Stock to be covered by each option, the Committee may take into account the nature of the services rendered by each eligible employee, his present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. An employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine. Subject to the provisions of paragraph 2 of the Plan limiting the aggregate number of options which may be granted, there shall be no limit on the aggregate fair market value (determined as of the time an option is granted) of the Common Stock for which any employee may be granted options under the Plan in any fiscal year.

         5. Option Prices. The Committee shall determine the purchase price of the shares of Common Stock under each option; however, the purchase price for any share shall not be less than the par value of such share. Except as determined by the Committee and subject to the provisions of paragraph 2 of the Plan, there shall be no annual limit on the total value of options granted pursuant to the Plan.

         6. Exercise of Options. Except as otherwise expressly provided in an option agreement, each option shall be exercisable from time to time over a period commencing no earlier than one year from the date of the option's grant, and ending upon the option's expiration or termination; provided, however, the Committee may by the provisions of any


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option agreement limit the number of shares of Common Stock purchasable under the option in any period or periods of time during which the option is exercisable. No option may be exercised for a fractional share of Common Stock. The purchase price of the shares of Common Stock subject to the option shall be paid in full in cash upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment shall have been made. The Committee, in its discretion, may permit the option holder to make an irrevocable election at least six months before the exercise of an option or a revocable election within six months before the exercise of an option to have the Company withhold from the exercise of an option under the Plan (or otherwise withhold) shares of Common Stock to satisfy the tax withholding consequences related to the option exercise. If the option holder elects within six months before the exercise of an option to have the Company withhold shares of Common Stock to satisfy such taxes, the Committee shall retain the right to approve or disapprove the election at any time after the election. The term of each option shall be for such period as the Committee shall determine, but such term shall not extend for more than ten years and thirty days from the date of the option's grant or such shorter period as is prescribed in Paragraphs 8, 9, 10, 11 and 13 of the Plan. Except as otherwise expressly provided in an option agreement, and except as provided in Paragraphs 9, 10, and 11, an option may not be exercised at any time unless the option's holder shall have been in the Company's continuous employ from the date of the option's grant to the date of the option's exercise. The holder of an option shall not have any of the rights of a shareholder with respect to the shares of Common Stock subject to the option until such shares shall be issued or transferred to him upon the exercise of the option and payment of the purchase price, and the Company shall make no adjustments for dividends or other rights for which the record date is before the date the Company issues or transfers the certificate

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representing such shares.

         7. Nontransferabilitv of Options. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the option's holder only he (or his duly appointed legal representative) may exercise the option.

         8. Termination of Employment. Except as otherwise expressly provided in an option agreement, in the event of termination of the employment of an employee to whom an option has been granted under the Plan, other than by reason of his death, his disability, or his retirement in accordance with the Company's normal retirement policies, his option shall terminate (except to the extent exercised before termination of the employee's employment). Options granted under the Plan shall not be affected by any change in the holder's position of employment so long as the holder continues to be an employee of the Company. The option agreement may contain such provisions as the Committee shall approve regarding the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall (a) confer on any individual any right to continue in the Company's employ or (b) interfere in any way with the Company's right to terminate his employment at any time.

         9. Death of Holder of Option. If an employee to whom an option has been granted under the Plan should die while he is employed by the Company or shall die after the termination of his employment with the Company by reason of his disability or retirement in accordance with the Company's normal retirement policies, the option held by the employee may be exercised by any legatee of such option under the employee's will, by the employee's personal representative or by any distributee of any such option at any time after his death but (a) not earlier than the date the option would otherwise be exercisable and (b) not later than ten years and thirty days from the date of the option's grant; provided, however, such

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option may not be exercised if it was previously terminated pursuant to any other provision of the Plan or if such exercise is barred by the provisions of the option agreement.

         10. Disability of Holder of Option. In the event of any termination of the employment of an option holder by reason of his disability (as determined in the Committee's sole discretion), the option holder may exercise the option at any time after the termination of his employment but (a) not earlier than the date the option would otherwise be exercisable and (b) not later than ten years and thirty days from the date of the option's grant; provided, however, such option may not be exercised if it was previously terminated pursuant to any other provision of the Plan or if such exercise is barred by the provisions of the option agreement.

         11. Retirement of Holder of Option. In the event that an employee to whom an option has been granted under the Plan shall retire from employment in accordance with the Company's normal retirement policies (as determined in the Committee's sole discretion), the employee may exercise the option at any time after such termination but (a) not earlier than the date the option would otherwise be exercisable and (b) not later than ten years and thirty days after the date of the option's grant; provided, however, the option may not be exercised if it was previously terminated under any other provision of the Plan or if such exercise is barred by the provisions of the option agreement.

         12. Adjustment Upon Changes in Capitalization. Subject to the provisions of Paragraph 13 of the Plan, each option agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of (a) the number and class of shares of Common Stock subject to such option and (b) the option price in the event of changes in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of

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property or stock, separation, reorganization or liquidation or similar action.
In the event of any such change in the outstanding Common Stock, the Committee shall adjust the aggregate number and class of shares of Common Stock available under the Plan appropriately, and the Committee's determination on adjustment shall be conclusive.

         13. Termination of Options on Merger or Sale of Assets. A dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving or resulting corporation or a sale of all or substantially all of the company's assets shall cause every option outstanding under the Plan to terminate on the effective date of such action. Notwithstanding the preceding sentence, upon a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving or resulting corporation or a sale of all or substantially all of the Company's assets, each option holder shall have the right, within his sole discretion and without regard to whether the period of one year shall have passed since the option's grant, to exercise before the effective date of such action any or all of the options he may hold. Any options not so exercised shall terminate on the effective date of such action.

         14. Agreement to Serve. Each employee to whom an option is granted under the Plan shall, as one of the terms of the option agreement, agree that he will remain in the Company's employ for a period of at least one year from the date the option is granted to him (or until his earlier compulsory retirement date as the company shall prescribe from time to time), and that he will, during such employment, devote his time, energy, and skill to the Company's service and the promotion of the Company's interests, subject to vacations, sick leave and other absences in accordance with the Company's policies. Such employment shall (subject to the terms of any contract between the Company and such employee) be at the pleasure of the Company, terminable at will by the Company and at such compensation as

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the Company shall determine from time to time. The Committee may in its discretion waive the requirements of this Paragraph with respect to the grant of any option.

         15. Amendment and Termination. Unless terminated earlier as provided for in this Paragraph, the Plan shall terminate when all shares of Common Stock reserved for issuance or transfer under the Plan have been issued or transferred. The Company's Board of Directors may terminate the Plan at any time for any reason or make such modifications or amendments to the Plan as the Board of Directors shall deem advisable in order to conform to any change in any applicable law or regulation or for any other reason. No termination, modification, or amendment of the Plan without the consent of the employee to whom any option shall previously have been granted shall adversely affect such employee's rights under such option.

         16. Effectiveness of Plan. The Plan shall become effective when counsel shall advise the Committee in writing that the Company or the Committee has complied with all applicable legal requirements necessary to the Plan's effectiveness. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that (a) the satisfaction of withholding tax or other withholding liabilities, (b) the listing upon any securities exchange or the registration or qualification under any state or federal law of any shares of Common Stock otherwise deliverable upon such exercise or (c) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares of Common Stock pursuant to such exercise, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         17. Time of Granting Options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Company's Board of Directors, or the

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Company's stockholders shall constitute the granting of any option under the
Plan. The granting of an option under the Plan shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such option is to be granted. Each option agreement shall state the total number of shares of Common Stock subject to the option and the purchase price for such shares.

         IN WITNESS WHEREOF the Company causes the Plan as amended and restated to be adopted by the action of its duly authorized officers effective the 18th day of December, 1996.

                                            GOODMARK FOODS, INC.

                                            By:
                                               /s/ Ron E. Doggett
                                               --------------------------------
                                               Ron E. Doggett
                                               Chief Executive Officer

(CORPORATE SEAL)

ATTEST:
/s/ Alvin C. Blalock
--------------------------------------
                             Secretary

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